UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2014 (October 21, 2014)

MYLAN INC.

(Exact Name of Registrant as Specified in Charter)

Pennsylvania	1-9114	25-1211621
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Mylan Boulevard Canonsburg, PA		15317
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (724) 514-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01. Entry into a Material Definitive Agreement.

On October 21, 2014, Mylan Inc., a Pennsylvania corporation (“Mylan”), New Moon B.V., a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) organized under the laws of the Netherlands (“New Mylan”), Moon of PA Inc., a Pennsylvania corporation (“Merger Sub”), and Abbott Laboratories, an Illinois corporation (“Abbott”), entered into an amendment (the “Amendment”) in connection with pre-closing actions required to be taken pursuant to the Business Transfer Agreement and Plan of Merger, dated as of July 13, 2014, among Mylan, New Mylan, Merger Sub and Abbott (the “Transaction Agreement”) that provides for, among other things, the acquisition by New Mylan of Abbott’s non-U.S. developed markets specialty and branded generics business (the “Business”) and of Mylan (the “Transaction”).

Under the Transaction Agreement, affiliates of New Mylan and Abbott agreed to enter into certain manufacturing arrangements at the closing of the Transaction. The Amendment adjusts, in a manner that is more favorable to New Mylan and its affiliates, the pricing terms under the arrangements pursuant to which, after closing, affiliates of Abbott will manufacture and supply products for affiliates of New Mylan.

The Amendment is expected to result in additional accretion to Mylan. As previously disclosed, the Transaction is expected to be immediately and significantly accretive to Mylan.

The Amendment also increases to 110,000,000 the number of New Mylan ordinary shares to be issued to affiliates of Abbott at closing. As a result, upon closing, the former shareholders of Mylan will own approximately 78% of the outstanding New Mylan ordinary shares and Abbott and its affiliates will own approximately 22% of the outstanding New Mylan ordinary shares.

Except for the changes described above, no other material changes to the Transaction are contemplated.

Mylan continues to expect that the Transaction will close in the first quarter of 2015, subject to certain closing conditions, including regulatory clearances and approval by Mylan’s shareholders.

Cautionary Statements Regarding Forward-Looking Information

This communication contains “forward-looking statements.” These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and may often be identified by the use of words such as “will”, “may”, “could”, “should”, “would”, “project”, “believe”, “anticipate”, “expect”, “plan”, “estimate”, “forecast”, “potential”, “intend”, “continue”, “target” and variations of these words or comparable words. Such forward-looking statements include, without limitation, statements regarding the Transaction, the expected timetable for completing the Transaction, benefits and synergies of the Transaction, future opportunities for the combined company and products and any other statements regarding Mylan’s and the Business’s future operations, anticipated business levels, future earnings, planned activities, anticipated growth, market opportunities, strategies, competition, and other expectations and targets for future periods. Because forward-looking statements inherently involve risks and uncertainties, actual future results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to: the parties’ ability to meet expectations regarding the accounting and tax treatments and the timing and completion of the Transaction; changes in relevant tax and other laws; the parties’ ability to consummate the Transaction; the conditions to the completion of the Transaction, including the receipt of approval of Mylan’s shareholders; the regulatory approvals required for the Transaction not being obtained on the terms expected or on the anticipated schedule; the integration of the Business by Mylan being more difficult, time-consuming or costly than expected; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) being greater than expected following the Transaction; the retention of certain key employees of the Business being difficult; the possibility that Mylan may be unable to achieve expected synergies and operating efficiencies in connection with the Transaction within the expected time-frames or at all and to successfully integrate the Business; Mylan’s and the Business’s expected or targeted future financial and operating performance and results; Mylan’s capacity (prior to or after close of the Transaction) to bring new products to market, including but not limited to where it uses its business judgment and decides to manufacture, market, and/or sell products, directly or through third parties, notwithstanding the fact that allegations of patent infringement(s) have not been finally resolved by the courts (i.e., an “at-risk launch”); the scope, timing and outcome of any ongoing legal proceedings and the impact of any such proceedings on Mylan’s and the Business’s consolidated financial condition, results of operations or cash flows; Mylan’s and the Business’s ability to protect their intellectual property and preserve their intellectual property rights; the effect of any changes in customer and supplier relationships and customer purchasing patterns; the ability to attract and retain key personnel; changes in third-party relationships; the impacts of competition; changes in economic and financial conditions of Mylan’s business or the Business; the inherent challenges, risks and costs in Mylan’s ability to identify, acquire and integrate complementary or strategic acquisitions of other companies, products or assets and in achieving anticipated synergies; uncertainties and matters beyond the control of management; and inherent uncertainties involved in the estimates and judgments used in the preparation of financial statements, and the providing of estimates of financial measures, in accordance with GAAP and related standards or on an adjusted basis. For more detailed information on the risks and uncertainties associated with Mylan’s business activities, see the risks described in Mylan’s Annual Report on Form 10-K for the year ended December 31, 2013 and its other filings with the SEC. You can access Mylan’s Form 10-K and other filings with the SEC through the SEC website at www.sec.gov, and Mylan strongly encourages you to do so. Mylan undertakes no obligation to update any statements herein for revisions or changes after the date of this communication.

Additional Information and Where to Find It

In connection with the Transaction, New Mylan and Mylan intend to file relevant materials with the SEC, including a New Mylan registration statement on Form S-4 that will include a proxy statement of Mylan that also constitutes a prospectus of New Mylan. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MYLAN, NEW MYLAN, THE BUSINESS AND THE TRANSACTION. A definitive proxy statement will be sent to shareholders of Mylan seeking approval of the Transaction. The proxy statement/prospectus and other documents relating to the Transaction (when they are available) can be obtained free of charge from the SEC website at www.sec.gov. These documents (when they are available) can also be obtained free of charge from Mylan by accessing Mylan’s website at www.mylan.com/investors or upon request to Mylan at 724.514.1813 or investor.relations@mylan.com.

Participants in Solicitation

This communication is not a solicitation of a proxy from any investor or shareholder. However, Mylan, New Mylan and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the Transaction under the rules of the SEC. Information regarding Mylan’s directors and executive officers may be found in its definitive proxy statement relating to its 2014 Annual Meeting of Shareholders filed with the SEC on March 10, 2014. This document can be obtained free of charge from the sources indicated above. Additional information regarding the interests of these participants will also be included in the proxy statement/prospectus when it becomes available.

Non-Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYLAN INC.

Date: October 22, 2014	By:	/s/ John D. Sheehan
John D. Sheehan
Executive Vice President & Chief Financial Officer

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